UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016 (May 25, 2016)

BlackRock, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, BlackRock, Inc. (“BlackRock”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, all director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in BlackRock’s proxy statement, through an advisory resolution, was approved (Item 2). Additionally, the stockholders ratified the retention of Deloitte & Touche LLP as BlackRock’s independent registered public accounting firm for 2016 (Item 3). Further, the management proposal to amend BlackRock’s bylaws to implement proxy access was approved (Item 4). Finally, the stockholder proposal to produce a report on certain proxy voting practices regarding executive compensation was not approved (Item 5).

The following are the voting results on each matter submitted to BlackRock’s stockholders at the Annual Meeting. The proposals below are described in detail in BlackRock’s definitive proxy statement for the Annual Meeting.

Item 1 – Election to BlackRock’s Board of Directors of the following 19 nominees:

	For	Against	Abstentions	Broker Non-Votes
Abdlatif Yousef Al-Hamad	76,436,914	62,777,148	116,049	8,401,293
Mathis Cabiallavetta	138,973,293	260,315	96,503	8,401,293
Pamela Daley	139,111,471	116,365	102,275	8,401,293
William S. Demchak	138,702,410	532,847	94,854	8,401,293
Jessica P. Einhorn	139,109,951	117,606	102,554	8,401,293
Laurence D. Fink	137,687,309	858,263	784,539	8,401,293
Fabrizio Freda	139,039,624	194,656	95,831	8,401,293
Murry S. Gerber	136,863,863	2,369,466	96,782	8,401,293
James Grosfeld	136,883,307	2,352,651	94,153	8,401,293
Robert S. Kapito	137,578,941	1,657,652	93,518	8,401,293
David H. Komansky	136,997,721	2,238,546	93,844	8,401,293
Sir Deryck Maughan	137,637,875	1,596,247	95,989	8,401,293
Cheryl D. Mills	137,722,753	1,514,909	92,449	8,401,293
Gordon M. Nixon	138,323,138	901,141	105,832	8,401,293
Thomas H. O’Brien	138,058,987	1,176,955	94,169	8,401,293
Ivan G. Seidenberg	138,604,884	626,307	98,920	8,401,293
Marco Antonio Slim Domit	138,436,633	793,938	99,540	8,401,293
John S. Varley	139,098,440	133,047	98,624	8,401,293
Susan L. Wagner	138,953,353	282,562	94,196	8,401,293

Item 2 – Approval of compensation of the named executive officers (non-binding advisory resolution):

For	Against	Abstentions	Broker Non-Votes
126,217,127	12,948,762	164,222	8,401,293

Item 3 – Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm:

For	Against	Abstentions	Broker Non-Votes
147,170,471	458,766	102,167	N/A

Item 4 – Management proposal regarding amendment to bylaws to implement proxy access:

For	Against	Abstentions	Broker Non-Votes
132,261,483	6,943,885	124,743	8,401,293

Item 5 – Stockholder proposal regarding proxy voting practices regarding executive compensation:

For	Against	Abstentions	Broker Non-Votes
6,116,150	132,877,295	336,666	8,401,293

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Corporate Secretary

Date: May 27, 2016